  As filed with the Securities and Exchange Commission on February 17, 1998.
                                                      Registration No. 333-19409
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              -------------------

                           PONTOTOC BANCSHARES CORP.
             (Exact name of registrant as specified in its charter)



    Mississippi                    6712                      64-0885622
  (State or other      (Primary Standard Industrial       (I.R.S. Employer
  jurisdiction of       Classification Code Number)    Identification Number)
 incorporation or
   organization)
                              19 South Main Street
                          Pontotoc, Mississippi 38863
                                 (601) 489-1631
               (Address, including zip code and telephone number,
                            including area code, of
                   registrant's principal executive offices)

                              -------------------

                              BUDDY R. MONTGOMERY
                                   President
                           Pontotoc BancShares Corp.
                              19 South Main Street
                          Pontotoc, Mississippi 38863
                                 (601) 489-1631
              (Address, including zip code, and telephone number,
                   including area code, of agent for service)


                              -------------------

                                    Copy to:
                                 GARY MERINGER
                             Phelps Dunbar, L.L.P.
                         30th Floor, 400 Poydras Street
                       New Orleans, Louisiana  70130-3245
                                 (504) 566-1311


                              -------------------

                            DEREGISTRATION OF SHARES


     The Registrant hereby removes from registration 65,840 shares (the "Shares") of the total 330,000 shares of Common Stock of Pontotoc BancShares Corp. covered by the Form S-4 Registration Statement No. 333-19409 (the "Registration Statement"), which was declared effective on August 12, 1997. The Shares, which were registered in connection with the reorganization of First National Bank of Pontotoc into the Registrant, have not been issued pursuant to the Registration Statement as of the date of this Post-Effective Amendment No.
2. The reorganization has been completed, and the registration of the Shares is hereby terminated.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pontotoc, State of Mississippi, on this 12th day of February, 1998.


                               Pontotoc BancShares Corp.



                               By:   /s/ Buddy R. Montgomery
                                   --------------------------------
                                     Buddy R. Montgomery, President



  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

             Signature                     Title                     Date
             ---------                     -----                     ----



     /s/ Anna M. Berryhill*               Director             February 12, 1998
-------------------------------------
        Anna M. Berryhill


      /s/ Buddy R. Montgomery             Director, President  February 12, 1998
-------------------------------------    (Principal Executive
          Buddy R. Montgomery            Officer and Principal
                                          Financial Officer)

        /s/ Larry Russell*               Director and          February 12, 1998
--------------------------------------     Executive
          Larry Russell                  Vice President


       /s/ Michael Simon*                Director              February 12, 1998
-------------------------------------
          Michael Simon


     /s/ Charles D. Thomas*              Director              February 12, 1998
-------------------------------------
        Charles D. Thomas


     /s/ James L. Whitworth*             Director              February 12, 1998
-------------------------------------
         James L. Whitworth


        /s/ Julie Henry*                 Principal Accounting  February 12, 1998
-------------------------------------         Officer
          Julie Henry



* Signed Pursuant to a Power of Attorney


By:  /s/ Buddy R. Montgomery
   --------------------------------------
          Buddy R. Montgomery
          Attorney-in-Fact